As filed with the Securities and Exchange Commission on May 8, 2013

Registration No. 333-187961

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________

AMENDMENT NO. 1 TO FORM S-4
Registration Statement Under the Securities Act of 1933
_________________________
Affinity Gaming
Affinity Gaming Finance Corp.
Additional Registrants listed on Schedule A hereto
 _________________________

Nevada	7011	02-0815199
Nevada	7011	45-5229886
(State or other jurisdiction of Incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(IRS Employer Identification Number)
3755 Breakthrough Way, Suite 300
Las Vegas, Nevada 89135
702-341-2400
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
 _______________________
David D. Ross
3755 Breakthrough Way, Suite 300
Las Vegas, Nevada 89135
702-341-2400
(Name, address, including zip code, and telephone number, including area code, of agent for service)
 _______________________
Copies to:
Joshua N. Korff
Jason K. Zachary
Kirkland & Ellis LLP
601 Lexington Avenue
New York, New York 10022-4611
(212) 446-4800
 _______________________
Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after the effective date of this Registration Statement.

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.    ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☑	Smaller reporting company	☐

CALCULATION OF REGISTRATION FEE
Title of Each Class of Securities to be Registered	Amount to be Registered	Proposed Maximum Aggregate Offering Price[1]	Amount of Registration Fee
9.00% Senior Notes Due 2018	$200,000,000	$200,000,000	$27,280	[2]
Guarantees of 9.00% Senior Notes Due 2018	$200,000,000	—	—	[3]

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended.

(2) Previously paid.

(3) Pursuant to Rule 457(n), no additional registration fee is payable with respect to the guarantees.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

SCHEDULE A

ADDITIONAL REGISTRANTS
Exact Name of Additional Registrants	Jurisdiction of Incorporation or Formation	Principal Executive Offices	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification No.
Affinity Gaming Black Hawk, LLC	CO	3755 Breakthrough Way Suite 300 Las Vegas, NV 89135	7011	90-0770352
California Prospectors, Ltd.	NV	3755 Breakthrough Way Suite 300 Las Vegas, NV 89135	7011	88-0384298
Flamingo Paradise Gaming, LLC	NV	3755 Breakthrough Way Suite 300 Las Vegas, NV 89135	7011	88-0446131
HGI—Lakeside, LLC	NV	3755 Breakthrough Way Suite 300 Las Vegas, NV 89135	7011	20-1455429
HGI—Mark Twain, LLC	NV	3755 Breakthrough Way Suite 300 Las Vegas, NV 89135	7011	20-1455361
HGI—St. Jo, LLC	NV	3755 Breakthrough Way Suite 300 Las Vegas, NV 89135	7011	20-1455320
Plantation Investments, LLC	NV	3755 Breakthrough Way Suite 300 Las Vegas, NV 89135	7011	88-0250243
The Primadonna Company, LLC	NV	3755 Breakthrough Way Suite 300 Las Vegas, NV 89135	7011	88-0430016
The Sands Regent, LLC	NV	3755 Breakthrough Way Suite 300 Las Vegas, NV 89135	7011	88-0201135
Dayton Gaming, LLC	NV	3755 Breakthrough Way Suite 300 Las Vegas, NV 89135	7011	88-0201135

EXPLANATORY NOTE

We are filing this Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-187961), which we initially filed with the Securities and Exchange Commission on April 17, 2013, for the sole purpose of including certain exhibits which we previously omitted from the Registration Statement. This Amendment No. 1 does not modify any portion of the prospectus constituting Part I of the Registration Statement. Accordingly, this Amendment No. 1 consists only of the facing page, this explanatory note and Part II to the Registration Statement.

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PART II - INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS

Colorado

Affinity Gaming Black Hawk, LLC is organized under the laws of the State of Colorado.

Section 7-80-104(1)(k) of the Colorado Limited Liability Company Act permits a company to indemnify a member or manager or former member or manager of the limited liability company as provided in section 7-80-407. Under Section 7-80-407, a limited liability company shall reimburse a member or manager for payments made, and indemnify a member or manager for liabilities incurred by the member or manager, in the ordinary conduct of the business of the limited liability company or for the preservation of its business or property if such payments were made or liabilities incurred without violation of the member’s or manager’s duties to the limited liability company.

The Operating Agreement of Affinity Gaming Black Hawk, LLC provides for the indemnification of managers, its agents and employees any and all personal loss, liability or damage incurred in the conduct of the business of the company unless such loss results from such person’s willful misconduct or gross negligence.

Notwithstanding the Operating Agreement, Affinity Gaming Black Hawk, LLC may not indemnify a director under the Colorado Limited Liability Company Act: (a) in connection with a proceeding by or in the right of the company in which the director was adjudged liable to the company; or (b) in connection with any other proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that the director derived an improper personal benefit.

Nevada

Affinity Gaming, Affinity Gaming Finance Corp., California Prospectors, Ltd., Dayton Gaming, LLC, Flamingo Paradise Gaming, LLC, HGI—Lakeside, LLC, HGI—Mark Twain, LLC, HGI—St. Jo, LLC, Plantation Investments, LLC, The Primadonna Company, LLC, The Sands Regent, LLC and Zante, LLC are all incorporated or organized under the laws of the State of Nevada.

Under Sections 86.411 and 86.412 of Nevada’s Limited Liability Company Act, a limited liability company may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a manager, member, employee or agent of the company, or is or was serving at the request of the company as a manager, member, employee or agent of another limited liability company, corporation, partnership, joint venture, trust or other enterprise, against expense, including attorney’s fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the limited liability company, and that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful. To the extent that a manager, member, employee or agent of a limited liability company has been successful on the merits or otherwise in defense of any action, suit or proceeding or in defense of any claim, issue or matter therein, the company shall indemnify him against expense, including attorney’s fees, actually and reasonably incurred by him in connection with the defense.

Under Nevada General Corporation Law, to the extent that an Indemnitee is successful on the merits in defense of a suit or proceeding brought against him or her by reason of the fact that he or she is or was a director, officer, or agent of the registrant, or serves or served any other enterprise or organization at the request of the registrant, the registrant shall indemnify him or her against expense (including attorneys’ fees) actually and reasonably incurred in connection with such action.

If unsuccessful in defense of a third-party civil suit or a criminal suit, or if such a suit is settled, an Indemnitee may be indemnified under Nevada law against both (i) expense, including attorneys’ fees, and (ii) judgments, fines, and amounts paid in settlement if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best

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interests of the registrant, and, with respect to any criminal action, had no reasonable cause to believe his or her conduct was unlawful.

If unsuccessful in defense of a suit brought by or in the right of the registrant, where the suit is settled, an Indemnitee may be indemnified under Nevada law only against expense (including attorneys’ fees) actually and reasonably incurred in the defense or settlement of the suit if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the registrant except that if the Indemnitee is adjudged to be liable for a breach of fiduciary duty or misconduct, fraud, or a knowing violation of law in the performance of his or her duty to the registrant, he or she cannot be made whole even for expense unless a court determines that he or she is fully and reasonably entitled to indemnification for such expense.

Also under Nevada law, expense incurred by an officer or director in defending a civil or criminal action, suit, or proceeding may be paid by the registrant in advance of the final disposition of the suit, action, or proceeding upon receipt of an undertaking by or on behalf of the officer or director to repay such amount if it is ultimately determined that he or she is not entitled to be indemnified by the registrant. The registrant may also advance expense incurred by other employees and agents of the registrant upon such terms and conditions, if any, that the board of directors of the registrant deems appropriate.

The Articles of Incorporation, Operating Agreements and Bylaws, as applicable, of Affinity Gaming, Affinity Gaming Finance Corp., California Prospectors, Ltd., Dayton Gaming, LLC, Flamingo Paradise Gaming, LLC, HGI—Lakeside, LLC, HGI—Mark Twain, LLC, HGI—St. Jo, LLC, Plantation Investments, LLC, The Primadonna Company, LLC, The Sands Regent, LLC and Zante, LLC provides for the indemnification of members, managers, directors and/or officers to the fullest extent permitted by the Nevada Limited Liability Company Act and the Nevada General Corporation Law, as applicable.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

Exhibits

A list of exhibits included as part of this registration statement is set forth in the Exhibit Index, which is incorporated herein by reference.

Item 22. UNDERTAKINGS

The undersigned registrants hereby undertakes:

(a)	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii)
to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)
to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b)
That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

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(c)	To remove from the registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d)
That, for purposes of determining liability under the Securities Act to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)
That, for the purpose of determining liability of the registrants under the Securities Act to any purchaser in the initial distribution of the securities: The undersigned registrants undertake that in a primary offering of securities of the undersigned registrants pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrants will each be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)	any preliminary prospectus or prospectus of the undersigned registrants relating to the offering required to be filed pursuant to Rule 424;

(ii)	any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrants;

(iii)
the portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrants; and

(iv)	any other communication that is an offer in the offering made by the undersigned registrants to the purchaser.

(f)
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrants pursuant to the provisions described in Item 20, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expense incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(g)
To respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), or 11 or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the date of the registration statement through the date of responding to the request.

(h)
To supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on May 8, 2013.

AFFINITY GAMING
(Registrant)

By:	/s/ David D. Ross
David D. Ross
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ David D. Ross
David D. Ross	CEO and Director (Principal Executive Officer)	May 8, 2013

/s/ Donna Lehmann
Donna Lehmann	CFO and Treasurer (Principal Financial and Accounting Officer)	May 8, 2013

*
Don R. Kornstein	Director, Chairman	May 8, 2013

*
Thomas M. Benninger	Director	May 8, 2013

*
Scott D. Henry	Director	May 8, 2013

/s/ Marc H. Rubinstein
Marc H. Rubinstein	Director	May 8, 2013

*	Marc H. Rubinstein as attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on May 8, 2013.

AFFINITY GAMING FINANCE CORP.
(Registrant)

By:	/s/ David D. Ross
David D. Ross
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ David D. Ross
David D. Ross	CEO and Director (Principal Executive Officer)	May 8, 2013

/s/ Donna Lehmann
Donna Lehmann	CFO (Principal Financial and Accounting Officer)	May 8, 2013

/s/ Mark H. Rubenstein
Mark H. Rubenstein	Director	May 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on May 8, 2013.

AFFINITY GAMING BLACK HAWK, LLC
(Registrant)

By:	/s/ David D. Ross
David D. Ross
Manager

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ David D. Ross
David D. Ross	CEO and Manager (Principal Executive Officer)	May 8, 2013

/s/ Donna Lehmann
Donna Lehmann	CFO and Manager (Principal Financial and Accounting Officer)	May 8, 2013

/s/ Mark H. Rubenstein
Mark H. Rubenstein	Manager	May 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on May 8, 2013.

FLAMINGO PARADISE GAMING, LLC
(Registrant)

By:	/s/ David D. Ross
David D. Ross
Manager

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ David D. Ross
David D. Ross	CEO and Manager (Principal Executive Officer)	May 8, 2013

/s/ Donna Lehmann
Donna Lehmann	CFO and Manager (Principal Financial and Accounting Officer)	May 8, 2013

/s/ Mark H. Rubenstein
Mark H. Rubenstein	Manager	May 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on May 8, 2013.

HGI―LAKESIDE, LLC
(Registrant)

By:	/s/ David D. Ross
David D. Ross
Manager

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ David D. Ross
David D. Ross	CEO and Manager (Principal Executive Officer)	May 8, 2013

/s/ Donna Lehmann
Donna Lehmann	CFO and Manager (Principal Financial and Accounting Officer)	May 8, 2013

/s/ Mark H. Rubenstein
Mark H. Rubenstein	Manager	May 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on May 8, 2013.

HGI―MARK TWAIN, LLC
(Registrant)

By:	/s/ David D. Ross
David D. Ross
Manager

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ David D. Ross
David D. Ross	CEO and Manager (Principal Executive Officer)	May 8, 2013

/s/ Donna Lehmann
Donna Lehmann	CFO and Manager (Principal Financial and Accounting Officer)	May 8, 2013

/s/ Mark H. Rubenstein
Mark H. Rubenstein	Manager	May 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on May 8, 2013.

HGI―ST. JO, LLC
(Registrant)

By:	/s/ David D. Ross
David D. Ross
Manager

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ David D. Ross
David D. Ross	CEO and Manager (Principal Executive Officer)	May 8, 2013

/s/ Donna Lehmann
Donna Lehmann	CFO and Manager (Principal Financial and Accounting Officer)	May 8, 2013

/s/ Mark H. Rubenstein
Mark H. Rubenstein	Manager	May 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on May 8, 2013.

PLANTATION INVESTMENTS, LLC
(Registrant)

By:	/s/ David D. Ross
David D. Ross
Manager

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ David D. Ross
David D. Ross	CEO and Manager (Principal Executive Officer)	May 8, 2013

/s/ Donna Lehmann
Donna Lehmann	CFO and Manager (Principal Financial and Accounting Officer)	May 8, 2013

/s/ Mark H. Rubenstein
Mark H. Rubenstein	Manager	May 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on May 8, 2013.

THE PRIMADONNA COMPANY, LLC
(Registrant)

By:	/s/ David D. Ross
David D. Ross
Manager

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ David D. Ross
David D. Ross	CEO and Manager (Principal Executive Officer)	May 8, 2013

/s/ Donna Lehmann
Donna Lehmann	CFO and Manager (Principal Financial and Accounting Officer)	May 8, 2013

/s/ Mark H. Rubenstein
Mark H. Rubenstein	Manager	May 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on May 8, 2013.

CALIFORNIA PROSPECTORS, LTD.
(Registrant)

By:	/s/ David D. Ross
David D. Ross
Manager

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ David D. Ross
David D. Ross	CEO and Manager (Principal Executive Officer)	May 8, 2013

/s/ Donna Lehmann
Donna Lehmann	CFO and Manager (Principal Financial and Accounting Officer)	May 8, 2013

/s/ Mark H. Rubenstein
Mark H. Rubenstein	Manager	May 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on May 8, 2013.

THE SANDS REGENT, LLC
(Registrant)

By:	/s/ David D. Ross
David D. Ross
Manager

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ David D. Ross
David D. Ross	CEO and Manager (Principal Executive Officer)	May 8, 2013

/s/ Donna Lehmann
Donna Lehmann	CFO and Manager (Principal Financial and Accounting Officer)	May 8, 2013

/s/ Mark H. Rubenstein
Mark H. Rubenstein	Manager	May 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on May 8, 2013.

DAYTON GAMING, LLC
(Registrant)

By:	/s/ David D. Ross
David D. Ross
Manager

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ David D. Ross
David D. Ross	CEO and Manager (Principal Executive Officer)	May 8, 2013

/s/ Donna Lehmann
Donna Lehmann	CFO and Manager (Principal Financial and Accounting Officer)	May 8, 2013

/s/ Mark H. Rubenstein
Mark H. Rubenstein	Manager	May 8, 2013

EXHIBIT INDEX

Exhibit No.	Description
2.1
Asset and Equity Purchase Agreement, dated as of September 20, 2011, by and between Affinity Gaming (formerly Affinity Gaming, LLC) and Golden Gaming, Inc. (incorporated by reference from Exhibit 2.1 to Affinity Gaming’s Quarterly Report on Form 10-Q (File No. 000-54085) dated November 14, 2011)

2.2
First Amendment and Waiver to Asset and Equity Purchase Agreement, dated as of November 17, 2011, by and between Affinity Gaming (formerly Affinity Gaming, LLC) and Golden Gaming, Inc. (incorporated by reference from Exhibit 2.2 to Affinity Gaming’s Annual Report on Form 10-K (File No. 000-54085) dated March 30, 2012)

2.3
Asset Purchase Agreement, dated as of September 20, 2011, by and between Affinity Gaming (formerly Affinity Gaming, LLC) and Golden Mardi Gras, Inc. (incorporated by reference from Exhibit 2.2 to Affinity Gaming’s Quarterly Report on Form 10-Q (File No. 000-54085) dated November 14, 2011)

2.4
First Amendment and Waiver to Asset Purchase Agreement, dated as of November 17, 2011, by and between Affinity Gaming (formerly Affinity Gaming, LLC) and Golden Mardi Gras, Inc. (incorporated by reference from Exhibit 2.4 to Affinity Gaming’s Annual Report on Form 10-K (File No. 000-54085) dated March 30, 2012)

2.5
Second Amendment to Asset Purchase Agreement, dated as of February 29, 2012, by and between Affinity Gaming (formerly Affinity Gaming, LLC) and Golden Mardi Gras, Inc. (incorporated by reference from Exhibit 2.5 to Affinity Gaming’s Annual Report on Form 10-K (File No. 000-54085) dated March 30, 2012)

3.1
Articles of Incorporation of Affinity Gaming and the Addendum thereto (incorporated by reference from Exhibit 3.1 to Affinity Gaming’s Current Report on Form 8-K (File No. 000-54085) dated December 20, 2012)

3.2	Amended and Restated Bylaws of Affinity Gaming (incorporated by reference from Exhibit 3.1 to Affinity Gaming’s Current Report on Form 8-K (File No. 000-54085) dated March 29, 2013)
3.3
Certificate of Designation of Series A Preferred Stock of Affinity Gaming, as filed with the Secretary of State of the State of Nevada on December 21, 2012 (incorporated by reference from Exhibit 3.3 to Affinity Gaming’s Current Report on Form 8-K (File No. 000-54085) dated December 21, 2012)

3.4	Articles of Incorporation of Affinity Gaming Finance Corp. *
3.5	Bylaws of Affinity Gaming Finance Corp. *
3.6	Articles of Organization of Affinity Gaming Black Hawk, LLC*
3.7	Operating Agreement of Affinity Gaming Black Hawk, LLC*
3.8	Certificate of Amended and Restated Articles of Organization of California Prospectors, Ltd. *
3.9	Amended and Restated Operating Agreement of California Prospectors, Ltd. *
3.10	Articles of Organization of Flamingo Paradise Gaming, LLC*
3.11	Amended and Restated Operating Agreement of Flamingo Paradise Gaming, LLC*
3.12	Articles of Organization of HGI—Lakeside, LLC*
3.13	Operating Agreement of HGI—Lakeside, LLC*
3.14	Articles of Organization of HGI—Mark Twain, LLC*
3.15	Operating Agreement of HGI—Mark Twain, LLC*
3.16	Articles of Organization of HGI—St. Jo, LLC*
3.17	Operating Agreement of HGI—St. Jo, LLC*

Exhibit No.	Description
3.18	Articles of Organization of Plantation Investments, LLC*
3.19	Operating Agreement of Plantation Investments, LLC*
3.20	Certificate of Amended and Restated Articles of Organization of The Primadonna Company, LLC*
3.21	Amended and Restated Operating Agreement of The Primadonna Company, LLC*
3.22	Articles of Organization of The Sands Regent, LLC*
3.23	Operating Agreement of The Sands Regent, LLC*
4.1
Registration Rights Agreement, dated February 7, 2012, by and among Affinity Gaming (formerly Affinity Gaming, LLC) and SPH Investment, LLC (incorporated by reference from Exhibit 10.1 to Affinity Gaming’s Current Report on Form 8-K (File No. 000-54085) dated February 13, 2012).

4.2
Registration Rights Agreement, dated May 9, 2012, among Affinity Gaming (formerly Affinity Gaming,
LLC), Affinity Gaming Finance Corp., the guarantors party thereto and Deutsche Bank Securities Inc., acting on behalf of itself and as representative of the several initial purchasers party thereto (incorporated by reference from Exhibit 4.2 to Affinity Gaming’s Current Report on Form 8-K (File No. 000-54085) dated May 10, 2012)

4.3
Indenture, dated May 9, 2012, relating to Affinity Gaming and Affinity Gaming Finance Corp.’s 9% Senior Notes due 2018, by and among Affinity Gaming (formerly Affinity Gaming, LLC), Affinity Gaming Finance Corp., the guarantors party thereto, U.S. Bank, National Association,as trustee, and Deutsche Bank Trust Company Americas, as paying agent, registrar, transfer agent and authenticating agent  (incorporated by reference from Exhibit 4.1 to Affinity Gaming’s Current Report on Form 8-K (File No. 000-54085) dated May 10, 2012)

4.4	Form of 9% Senior Note due 2018 (included in Exhibit 4.3)
4.5
Rights Agreement, dated December 21, 2012, between Affinity Gaming and American Stock Transfer & Trust Company, LLC, as Rights Agent, which includes the Form of Certificate of Designation of Series A Preferred Stock as Exhibit A, the Form of Rights Certificate as Exhibit B, and the Summary of Rights as Exhibit C (incorporated by reference from Exhibit 4.1 to Affinity Gaming's Current Report on Form 8-K (File No. 000-54085) dated December 21, 2012)

4.6
First Amendment, dated March 11, 2013, to Rights Agreement, dated December 21, 2012, between Affinity Gaming and American Stock Transfer & Trust Company, LLC, as Rights Agent (incorporated by reference from Exhibit 4.1 to Affinity Gaming’s Current Report on Form 8-K (File No. 000-54085) dated March 12, 2013)

5.1	Opinion of Kirkland & Ellis LLP**
5.2	Opinion of Bryan Cave HRO**
5.3	Opinion of Lewis and Roca **
10.1
Credit Agreement, dated as of December 31, 2010, by and among Affinity Gaming (formerly Affinity Gaming, LLC), Wilmington Trust Company, as administrative agent, and the lenders party thereto (incorporated by reference from Exhibit 10.1 to Affinity Gaming's Current Report on Form 8-K (File No. 000-54085) dated January 3, 2011)

10.2
Credit Agreement, dated May 9, 2012, among Affinity Gaming (formerly Affinity Gaming, LLC), as borrower, Deutsche Bank Trust Company Americas, as administrative agent and as collateral agent, the other agents party thereto and the lenders party thereto (incorporated by reference from Exhibit 10.1 to Affinity Gaming’s Current Report on Form 8-K (File No. 000-54085) dated May 10, 2012)

10.3
Security Agreement, dated as of December 31, 2010, by and among Affinity Gaming (formerly Affinity Gaming, LLC), the subsidiary guarantors party thereto and Wilmington Trust Company, as administrative agent under the Credit Agreement, dated as of December 31, 2010 (incorporated by reference from Exhibit 10.2 to Affinity Gaming’s Annual Report on Form 10-K (File No. 000-54085) dated March 31, 2011)

10.4
Amended and Restated Ground Lease Agreement, dated as of July 1, 1993, by and between Primm South Real Estate Company and The Primadonna Corporation (incorporated by reference from Exhibit 10.2 to Affinity Gaming’s Current Report on Form 8-K (File No. 000-54085) dated January 3, 2011)

Exhibit No.	Description
10.5
First Amendment to the Amended and Restated Ground Lease Agreement and Consent and Waiver, dated as of August 25, 1997, by and between Primm South Real Estate Company and The Primadonna Corporation (incorporated by reference from Exhibit 10.3 to Affinity Gaming’s Current Report on Form 8-K (File No. 000-54085) dated January 3, 2011)

10.6
Second Amendment to the Amended and Restated Ground Lease Agreement, dated as of July 1, 2002, by and between Primm South Real Estate Company and The Primadonna Company, LLC (incorporated by reference from Exhibit 10.4 to Affinity Gaming’s Current Report on Form 8-K (File No. 000-54085) dated January 3, 2011)

10.7
Third Amendment to the Amended and Restated Ground Lease Agreement, dated as of September 14, 2004, by and between Primm South Real Estate Company and The Primadonna Company, LLC (incorporated by reference from Exhibit 10.5 to Affinity Gaming’s Current Report on Form 8-K (File No. 000-54085) dated January 3, 2011)

10.8
Trademark License Agreement dated August 24, 2001 by and between Herbst Gaming, Inc. and Terrible Herbst, Inc. (incorporated by reference from Exhibit 10.6 to Affinity Gaming’s Current Report on Form 8-K (File No. 000-54085) dated January 3, 2011)

10.9
First Amendment to Trademark License Agreement, dated as of November 4, 2004, by and between Herbst Gaming, Inc. and Terrible Herbst, Inc (incorporated by reference from Exhibit 10.8 to Affinity Gaming’s Annual Report on Form 10-K (File No. 000-54085) dated March 31, 2011)

10.10
Lease Agreement dated July 1, 1997 by and between The Herbst Family Limited Partnership II and E-T-T Enterprises, L.L.C (incorporated by reference from Exhibit 10.7 to Affinity Gaming’s Current Report on Form 8-K (File No. 000-54085) dated January 3, 2011)

10.11
Amendment to Lease Agreement dated December 31, 2010 by and between The Herbst Family Limited Partnership II and E-T-T, Inc. (incorporated by reference from Exhibit 10.8 to Affinity Gaming’s Current Report on Form 8-K (File No. 000-54085) dated January 3, 2011)

10.12
Lease Agreement dated July 1, 1996 by and between The Herbst Family Limited Partnership and E-T-T, Inc. (incorporated by reference from Exhibit 10.9 to Affinity Gaming’s Current Report on Form 8-K (File No. 000-54085) dated January 3, 2011)

10.13
Assignment and Assumption of Lease dated July 1, 2010 by E-T-T, Inc. and E-T-T Enterprises L.L.C. (incorporated by reference from Exhibit 10.10 to Affinity Gaming’s Current Report on Form 8-K (File No. 000-54085) dated January 3, 2011)

10.14
Lease extension dated April 30, 2001 between The Herbst Family Limited Partnership and E-T-T, Inc. (incorporated by reference from Exhibit 10.11 to Affinity Gaming’s Current Report on Form 8-K (File No. 000-54085) dated January 3, 2011)

10.15
Lease Agreement dated November 27, 2002 by and between Herbst Grandchildren’s Trust and Herbst Gaming, Inc. (incorporated by reference from Exhibit 10.12 to Affinity Gaming’s Current Report on Form 8-K (File No. 000-54085) dated January 3, 2011)

10.16
Amendment to Lease Agreement dated December 31, 2010 by and between Herbst Grandchildren’s Trust and Herbst Gaming, Inc. (incorporated by reference from Exhibit 10.13 to Affinity Gaming’s Current Report on Form 8-K (File No. 000-54085) dated January 3, 2011)

10.17
Lease Agreement dated July 1, 2002 by and between Terrible Herbst, Inc. and E-T-T, Inc. (incorporated by reference from Exhibit 10.14 to Affinity Gaming’s Current Report on Form 8-K (File No. 000-54085) dated January 3, 2011)

10.18
Gold Ranch Casino Lease, dated as of December 27, 2001, by and between Last Chance, Inc., Prospector Gaming Enterprises, Inc. and Target Investments, L.L.C. (incorporated by reference from Exhibit 10.15 to Affinity Gaming’s Current Report on Form 8-K (File No. 000-54085) dated January 3, 2011)

10.19
Option to Purchase the Gold Ranch Casino Property and Improvements, The Leach Field Property, the Frontage Parcel, the California Lottery Station and the California Lottery Property, and the Right of First Refusal, dated as of December 27, 2001, by and among Prospector Gaming Enterprises, Inc., Target Investments, L. L. C. and Last Chance, Inc. (incorporated by reference from Exhibit 10.16 to Affinity Gaming’s Current Report on Form 8-K (File No. 000-54085) dated January 3, 2011)

10.20
Form of Indemnification Agreement for Directors and Executive Officers (incorporated by reference from Exhibit 10.18 to Affinity Gaming’s Current Report on Form 8-K (File No. 000-54085) dated January 3, 2011) †

Exhibit No.	Description
10.21
Letter Agreement regarding offer of employment, dated as of October 28, 2011, from Affinity Gaming (formerly, Affinity Gaming, LLC) to, and acknowledged by, Ferenc B. Szony (incorporated by reference from Exhibit 10.1 to Affinity Gaming's Current Report on Form 8-K (File No. 000-54085) dated November 2, 2011)
†

10.22
Letter Agreement regarding offer of employment, dated as of January 11, 2011, from Affinity Gaming (formerly Affinity Gaming, LLC) to, and acknowledged by, David D. Ross (incorporated by reference from Exhibit 10.1 to Affinity Gaming’s Current Report on Form 8-K (File No. 000-54085) dated January 12, 2011) †

10.23
Letter Agreement regarding offer of employment, dated as of January 11, 2011, from Affinity Gaming, LLC to, and acknowledged by, Donna Lehmann (incorporated by reference from Exhibit 10.2 to Affinity Gaming, LLC’s Current Report on Form 8-K (File No. 000-54085) dated January 12, 2011) †

10.24
Letter Agreement regarding offer of employment, dated as of February 4, 2011, from Affinity Gaming (formerly Affinity Gaming, LLC) to, and acknowledged by, Marc H. Rubinstein (incorporated by reference from Exhibit 10.23 to Affinity Gaming’s Annual Report on Form 10-K (File No. 000-54085) dated March 31, 2011) †

10.25
Letter Agreement regarding offer of employment, dated as of January 21, 2011, from Affinity Gaming (formerly Affinity Gaming, LLC) to, and acknowledged by, John Christopher Krabiel (incorporated by reference from Exhibit 10.1 to Affinity Gaming’s Current Report on Form 8-K (File No. 000-54085) dated May 9, 2011) †

10.26
Executive Severance Agreement, dated as of January 11, 2011, between Affinity Gaming (formerly Affinity Gaming, LLC) and David D. Ross (incorporated by reference from Exhibit 10.3 to Affinity Gaming’s Current Report on Form 8-K (File No. 000-54085) dated January 12, 2011) †

10.27
Executive Severance Agreement, dated as of October 28, 2011, between Affinity Gaming (formerly Affinity Gaming, LLC) and Ferenc B. Szony (incorporated by reference from Exhibit 10.2 to Affinity Gaming's Current Report on Form 8-K (File No. 000-54085) dated November 2, 2011) †

10.28
Executive Severance Agreement, dated as of January 11, 2011, between Affinity Gaming (formerly Affinity Gaming, LLC) and Donna Lehmann (incorporated by reference from Exhibit 10.4 to Affinity Gaming’s Current Report on Form 8-K (File No. 000-54085) dated January 12, 2011) †

10.29
Executive Severance Agreement, dated as of February 4, 2011, between Affinity Gaming (formerly Affinity Gaming, LLC) and Marc H. Rubinstein (incorporated by reference from Exhibit 10.26 to Affinity Gaming’s Annual Report on Form 10-K (File No. 000-54085) dated March 31, 2011) †

10.30
Executive Severance Agreement, dated as of January 21, 2011, between Affinity Gaming (formerly Affinity Gaming, LLC) and Chris Krabiel (incorporated by reference from Exhibit 10.2 to Affinity Gaming’s Current Report on Form 8-K (File No. 000-54085) dated May 9, 2011) †

10.31
Duty of Loyalty Agreement, dated as of January 11, 2011, between Affinity Gaming (formerly Affinity Gaming, LLC) and David D. Ross (incorporated by reference from Exhibit 10.5 to Affinity Gaming’s Current Report on Form 8-K (File No. 000-54085) dated January 12, 2011) †

10.32
Duty of Loyalty Agreement, dated as of October 28, 2011, between Affinity Gaming (formerly Affinity Gaming, LLC) and Ferenc B. Szony (incorporated by reference from Exhibit 10.3 to Affinity Gaming's Current Report on Form 8-K (File No. 000-54085) dated November 2, 2011) †

10.33
Duty of Loyalty Agreement, dated as of January 11, 2011, between Affinity Gaming (formerly Affinity Gaming, LLC) and Donna Lehmann (incorporated by reference from Exhibit 10.6 to Affinity Gaming’s Current Report on Form 8-K (File No. 000-54085) dated January 12, 2011) †

10.34
Duty of Loyalty Agreement, dated as of February 4, 2011, between Affinity Gaming (formerly Affinity Gaming, LLC) and Marc H. Rubinstein (incorporated by reference from Exhibit 10.29 to Affinity Gaming’s Annual Report on Form 10-K (File No. 000-54085) dated March 31, 2011) †

10.35
Duty of Loyalty Agreement, dated as of January 21, 2011, between Affinity Gaming (formerly Affinity Gaming, LLC) and Chris Krabiel (incorporated by reference from Exhibit 10.3 to Affinity Gaming’s Current Report on Form 8-K (File No. 000-54085) dated May 9, 2011) †

10.36
Amendment to Letter Agreement regarding offer of employment, dated as of May 6, 2011, from Affinity Gaming (formerly Affinity Gaming, LLC) to, and acknowledged by, Donna Lehmann (incorporated by reference from Exhibit 10.4 to Affinity Gaming’s Current Report on Form 8-K (File No. 000-54085) dated May 9, 2011) †

Exhibit No.	Description
10.37
Amendment to Letter Agreement regarding offer of employment, dated as of December 27, 2012, from Affinity Gaming (formerly Affinity Gaming, LLC) to, and acknowledged by, Donna Lehmann (incorporated by reference from Exhibit 10.37 to Affinity Gaming’s Annual Report on Form 10-K (File No. 000-54085) dated April 1, 2013) †

10.38
Amendment to Executive Severance Agreement, dated as of December 27, 2012, from Affinity Gaming (formerly Affinity Gaming, LLC) to, and acknowledged by, Donna Lehmann (incorporated by reference from Exhibit 10.38 to Affinity Gaming’s Annual Report on Form 10-K (File No. 000-54085) dated April 1, 2013) †

10.39
Amendment to Duty of Loyalty Agreement, dated as of December 27, 2012, from Affinity Gaming (formerly Affinity Gaming, LLC) to, and acknowledged by, Donna Lehmann (incorporated by reference from Exhibit 10.39 to Affinity Gaming’s Annual Report on Form 10-K (File No. 000-54085) dated April 1, 2013) †

10.40
Asset Purchase Agreement, dated September 7, 2012, by and among The Sands Regent, LLC, Truckee Gaming, LLC, Affinity Gaming (formerly Affinity Gaming, LLC), Dayton Gaming, LLC and California Prospectors, Ltd. (incorporated by reference from Exhibit 10.1 to Affinity Gaming’s Current Report on Form 8-K (File No. 000-54085) dated September 10, 2012)

10.41
Agreement for Consulting Services, dated November 10, 2012, by and between Affinity Gaming (formerly Affinity Gaming, LLC) and Ferenc B. Szony (incorporated by reference from Exhibit 10.41 to Affinity Gaming’s Annual Report on Form 10-K (File No. 000-54085) dated April 1, 2013) †

10.42
Consulting Agreement, dated as of May 1, 2011, by and between Affinity Gaming (formerly Herbst Gaming, LLC) and Hotspur Casinos Nevada, Inc. (incorporated by reference from Exhibit 10.5 to Affinity Gaming's Quarterly Report on Form 10-Q (File No. 000-54085) dated August 12, 2011)

10.43	Herbst Gaming, LLC 2011 Long-Term Incentive Plan (incorporated by reference from Exhibit 10.30 to Affinity Gaming's Annual Report on Form 10-K (File No. 000-54085) dated March 31, 2011) †
10.44	Affinity Gaming 2011 Long-Term Incentive Plan (incorporated by reference from Exhibit 10.44 to Affinity Gaming’s Annual Report on Form 10-K (File No. 000-54085) dated April 1, 2013) †
10.45
Amendment to Letter Agreement regarding offer of employment, dated March 20, 2013, from Affinity Gaming to, and acknowledged by, Marc H. Rubinstein (incorporated by reference from Exhibit 10.1 to Affinity Gaming’s Current Report on Form 8-K (File No. 000-54085) dated March 25, 2013)†

12.1	Computation of Ratio of Earnings to Fixed Charges**
14.1
Affinity Gaming (formerly Affinity Gaming, LLC) Code of Business Conduct and Ethics (incorporated by reference from Exhibit 14.1 to Affinity Gaming 's Annual Report on Form 10-K (File No. 000-54085) dated March 31, 2011).

14.2
Affinity Gaming (formerly Affinity Gaming, LLC) Code of Ethics for Senior Financial Officers. (incorporated by reference from Exhibit 14.2 to Affinity Gaming 's Annual Report on Form 10-K (File No. 000-54085) dated March 31, 2011)

16.1
Letter to Securities and Exchange Commission from Deloitte & Touche LLP, dated April 3, 2012 (incorporated by reference from Exhibit 16.1 to Registrant’s Current Report on Form 8-K (File No. 000-54085) dated April 5, 2012)

21.1	List of subsidiaries (incorporated by reference from Exhibit 21.1 to Affinity Gaming’s Annual Report on Form 10-K (File No. 000-54085) dated April 1, 2013)
23.1	Consent of Deloitte & Touche LLP**
23.2	Consent of PricewaterhouseCoopers LLP**
23.3	Consent of Kirkland & Ellis LLP (reference is made to Exhibit 5.1)**
23.4	Consent of Bryan Cave HRO (reference is made to Exhibit 5.2)**
23.5	Consent of Lewis and Roca LLP (reference is made to Exhibit 5.3)**
24.1	Power of Attorney (included in the signature pages hereto)**

Exhibit No.	Description
25.1	Statement of Eligibility of Trustee**
99.1	Form of Letter of Transmittal**

*	Filed herewith.

**	Previously filed with our Registration Statement on Form S-4, dated April 17, 2013 (File No. 333-187961).

†	Indicates a Management Contract or Compensation Plan or Arrangement.